THE RBB FUND, INC.

Summit Global Investments U.S. Low Volatility Equity Fund

Summit Global Investments Small Cap Low Volatility Fund

Summit Global Investments Global Low Volatility Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 12, 2017

to the Prospectus and Statement of Additional Information (“SAI”) each dated

December 31, 2016, as amended

Based on the recommendation of Summit Global Investments, LLC (the “Adviser”) and effective as of December 31, 2017, the Board of Directors (the “Board”) of The RBB Fund, Inc. has (i) renamed certain classes of the Summit Global Investments Small Cap Low Volatility Fund and Summit Global Investments Global Low Volatility Fund; (ii) eliminated the shareholder servicing fee attributable to Class I Shares and Class II Shares of the Summit Global Investments Global Low Volatility Fund; (iii) adopted Plans of Distribution for Class A Shares and Class C Shares (the “12b-1 Plans”) for the Summit Global Investments Global Low Volatility Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940; (iv) changed the ticker symbols for the Summit Global Investments Global Low Volatility Fund; and (v) eliminated redemption fees for all Funds.

The investment objective and the investment strategies of the Funds are not being changed in connection with the following changes, and the current portfolio managers will continue to manage the Funds subject to the current investment strategies that they employ with respect to their management of the Funds.

Effective as of December 31, 2017, please note the following changes:

Changes to the Summit Global Investments U.S. Low Volatility Equity Fund

The Board has approved the elimination of the 1.50% redemption fee on shares of the Summit Global Investments U.S. Low Volatility Equity Fund that are redeemed within 60 days of purchase. Accordingly, all references to the redemption fee will be removed.

Changes to the Summit Global Investments Small Cap Low Volatility Fund

The current Retail Class Shares of the Summit Global Investments Small Cap Low Volatility Fund will be renamed as Class A Shares (the “Conversion”). Purchases of Class A Shares will be subject to a front-end sales charge of up to 5.25% of the total purchase price. However, sales charges may be reduced for large purchases and in other circumstances – please check with your Service Organization. The Conversion will be effected without the imposition of any sales charge or any other charge to existing Retail Class shareholders.

The Board has approved the elimination of the 1.50% redemption fee on shares of the Summit Global Investments Small Cap Low Volatility Fund that are redeemed within 60 days of purchase. Accordingly, all references to the redemption fee will be removed.

Changes to the Summit Global Investments Global Low Volatility Fund

The current Class II Shares and Institutional Shares of the Summit Global Investments Global Low Volatility Fund will be renamed as Class A Shares and Class C Shares, respectively. Prior to the date of this sticker, current Class II Shares and Institutional Shares had not commenced operations.

The Summit Global Investments Global Low Volatility Fund’s current shareholder servicing plan, which was applicable to the Class I Shares and Class II Shares, will be eliminated.

The Board has adopted Rule 12b-1 Plans of Distribution for Class A Shares and Class C Shares for the Summit Global Investments Global Low Volatility Fund. Accordingly, Quasar Distributors, LLC, the distributor to the Fund, will be entitled to receive from the Fund a distribution fee with respect to Class A Shares and Class C Shares of the Fund. Under the Plans, the distribution fee is up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares.

The ticker symbols for the Summit Global Investments Global Low Volatility Fund will change as follows:

Class I Shares: SGIFX

Class A Shares: SGIGX

Class C Shares SGLOX

The Board has approved the elimination of the 2.00% redemption fee on shares of the Summit Global Investments Global Low Volatility Fund that are redeemed within 60 days of purchase. Accordingly, all references to the redemption fee will be removed.

Thank you for your investment. If you have any questions, please call the Funds toll-free at 1-855-744-8500.

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Please retain this supplement for your reference.